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                                                                      Exhibit 24

                               POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints GERALD J. POLLACK, LISA M. PALUMBO and JOHN B. CANNING his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution to sign in the name of such person and in each of his or her offices and capacities in Rayonier Inc. (the "Company") a Registration Statement of the Company on Form S-3 relating to Debt Securities and constituting post-effective Amendment No. 1 to the Company's Registration Statement on Form S-3 (No. 33-52855) and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

     Dated: May 15, 1998

                          /s/  W. Lee Nutter                    President,
                          -----------------------------  Chief Operating Officer
                          W. Lee Nutter                       and Director

                          /s/  Rand V. Araskog                   Director
                          -----------------------------
                          Rand V. Araskog

                          /s/  Donald W. Griffin                 Director
                          -----------------------------
                          Donald W. Griffin

                          /s/  Paul G. Kirk, Jr.                 Director
                          -----------------------------
                          Paul G. Kirk, Jr.

                          /s/  Katherine D. Ortega               Director
                          -----------------------------
                          Katherine D. Ortega

                          /s/  Burnell R. Roberts                Director
                          -----------------------------
                          Burnell R. Roberts

                          /s/  Carl S. Sloane                    Director
                          -----------------------------
                          Carl S. Sloane

                          /s/  Nicholas L. Trivisonno            Director
                          -----------------------------
                          Nicholas L. Trivisonno

                          /s/  Gordon I. Ulmer                   Director
                          -----------------------------
                          Gordon I. Ulmer